Exhibit 10.1


                                     FORM OF
                          STOCK SUBSCRIPTION AGREEMENT



1. SUBSCRIPTION: The undersigned, --------------------, (the "Subscriber")hereby subscribes for the purchase of -------- shares of Common Stock of Progressive General Lumber Corp., a Florida

     a. No certificate(s) for shares(s) shall be issued to the undersigned until the entire stock subscription price is paid; and

     b. The certificate(s) representing the share(s) delivered pursuant to this subscription agreement may bear a restrictive legend.

2. RESPRESENTATIONS AND WARRANTIES: The undersigned Subscriber hereby represents and warrants to the Company that:

     a. The undersigned Subscriber understands that the Company's STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSIOIN, ANY STATE SECURITEIS AGENCY, OR ANY FOREIGN SECURITIES AGENCY;

     b. The under Subscriber is not an underwriter and would be acquiring the Company's stock solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws;

     c. The undersigned Subscriber understands the speculative nature and risks of investments associated with the Company, and confirms that the stock would be suitable and consistent with his or her investment program; that his or her financial position enables him or her to bear the risks of this investment; and, that there is no public market for the stock subscribed for herein;

     d. The stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, it such disposed of, if such disposition will violate nay federal, provincial and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not;



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     e.   To the extent that any federal,  provincial  and/or  state  securities laws shall require, the Subscriber hereby agrees that any stock acquired pursuant to this Agreement shall be without preference as to assets;

     f. The Company is under no obligation to register or seek an exemption under any federal securities act, provincial or state securities act, or any foreign securities act for any stock of the Company or to cause or permit such stock to be transferred in the absence of any such registration or exemption.

     g. The Subscriber has had the opportunity to ask questions of the Company and has received additional information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company. Further, the Subscriber has been given: (1) all material books, records and financial statements of the Company; (2) all material contracts and documents relating to the proposed transaction; and (3) an opportunity to question the appropriate executive officers of the Company;

     h. The Subscriber has satisfied the suitability standards imposed by his or her applicable state laws and has a preexisting personal business relationship with the Company.

     i. The Subscriber has adequate means of providing for his or her current needs and personal contingencies and has no need to sell the shares in the foreseeble future (that is at the time of the investment, Subscriber can afford to hold the investment for an indefinite period of time);

     j. The Subscriber acknowledges that the Company is non-reporting issuer in Canada and, therefore, any Canadian Subscriber is subject to an indefinite hold period during which the Subscriber is restricted from transferring, selling or disposing the stock; and

     k. The Subscriber has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Subscriber is capable of reading and interpreting financial statements.


3. LIMITED POWER OF ATTORNEY: The undersigned Subscriber hereby constitutes and appoints and grants to a Director of the Company, a limited power attorney for the limited purpose of causing proper reporting and disclosure in connection



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with this subscription, and in the connection, to sign for him or her and act in his or her name, place and stead, in any and all capacities to execute any and all documents to be filed with the US Securities and Exchange Commission and any governmental agency, federal, state or otherwise in connection with any securities filings, including, but not limited to: amendments, exhibits, agreements, concerning shareholders granting sad limited attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said limited attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

4. STATUS OF PURCHASER:

     [] I am not a member of, or an associate or affiliate of a member of the National Association of Securities Dealers.

     [] I am a member of, or an associate or affiliate of a member of the National Association of Securities Dealers. Attached is a copy of an agreement signed by the principal of the firm with which I am affiliated agreeing to my participation in this investment.

5. MISCELLANEOUS: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The law of the State of Florida shall govern the rights of the parties to this Agreement. This Agreement is not assignable without the prior written consent of the Company, any attempt to assign the rights, duties, or obligations which arise under this Agreement without the Company's prior express written consent shall be void.

The undersigned Subscriber hereby declares and affirms that he or she has read the within and foregoing Subscription Agreement, is familiar with the contents thereof and agrees to abide by their terms and conditions therein set forth, and knows the statements therein to be true and correct.

I hereby consent to the use of my name in any prospectus or registration statement which may be filed in connection with any public offering of the Company's securities.


                       SIGNATURE PAGE FOLLOWS IMMEDIATELY


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IN WITNESS  WHEREOF,  the  parties  have  executed  and dated this  SUBSCRIPTION
AGREEGMENT as follows:


Dated this ------ day of ---------------, 199--.



                                                                      SUBSCRIBER






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                                                                       Signature



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                                                                         Address



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                                                      City, Country and Zip Code



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                                                  Area Code and Telephone Number



ACCEPTED BY:

PROGRESSIVE GENERAL LUMBER CORP.

By: ------------------------------------
    President